SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 15, 2004

FIRSTMERIT CORPORATION
(Exact name of registrant as specified in its charter)

Ohio (State or other jurisdiction of incorporation or organization)	0-10161 (Commission file number)	34-1339938 (IRS employer identification number)

III Cascade Plaza, 7th Floor Akron, Ohio (Address of Principal Executive Offices)	44308 (Zip Code)	(330) 996-6300 (Telephone Number)

Copy to:

J. Bret Treier
Vorys, Sater, Seymour and Pease LLP
106 South Main Street, Suite 801
Akron, Ohio 44308
(330) 245-1153

Item 7. Financial Statements and Exhibits
Item 9. Regulation FD Disclosure
SIGNATURE
EX-99.1 Press Release

Item 7. Financial Statements and Exhibits

     (c) Exhibits

99.1 Text of FirstMerit Corporation Press Release dated July 15, 2004

Item 9. Regulation FD Disclosure

     On July 15, 2004, FirstMerit Corporation (the “Company”) announced that its Board of Directors has authorized the repurchase by the Company of up to 3,000,000 shares of its currently outstanding common stock over the next two years. A copy of the press release announcing this information is attached as Exhibit 99.1 hereto and incorporated by reference herein. The information in this report is being furnished under this Item 9 of this Current Report on Form 8-K.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FirstMerit Corporation
Dated: July 15, 2004	By:	/s/ Terrence E. Bichsel
Terrence E. Bichsel
Executive Vice President and Chief Financial Officer